August 4, 2020 Second Quarter 2020 Earnings 2Q CONFERENCE CALL Louis Pinkham Rob Rehard Chief Executive Officer Vice President Chief Financial Officer

2Q 2020 CAUTIONARY STATEMENT The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: rates, inflation rates, interest rates, recession, government policies, including policy changes affecting With the exception of historical facts, the statements contained in this presentation may be forward-looking taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that we statements. Forward-looking statements represent our management’s judgment regarding future events. In cannot control; product liability and other litigation, or claims by end users, government agencies or others many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” that our products or our customers’ applications failed to perform as anticipated, particularly in high volume “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated these terms or other similar words. These forward-looking statements are not guarantees of future liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or performance and are subject to risks, uncertainties, assumptions and other factors, some of which are divestitures; unanticipated costs or expenses we may incur related to product warranty issues; our beyond our control, which could cause actual results to differ materially from those expressed or implied by dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual such forward-looking statements, including but not limited to: the continued financial and operational property by third parties, challenges to our intellectual property, and claims of infringement by us of third impacts of and uncertainties relating to the COVID-19 pandemic on us and our customers and suppliers and party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses the geographies in which we operate; uncertainties regarding our ability to execute our restructuring plans from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; within expected costs and timing; actions taken by our competitors and our ability to effectively compete in cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including the increasingly competitive global electric motor, drives and controls, power generation and power but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K transmission industries; our ability to develop new products based on technological innovation, such as the filed with the U.S. Securities and Exchange Commission on February 26, 2020 and from time to time in other Internet of Things, and marketplace acceptance of new and existing products, including products related to filed reports. All subsequent written and oral forward-looking statements attributable to us or to persons technology not yet adopted or utilized in certain geographic locations in which we do business; fluctuations acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The in commodity prices and raw material costs; our dependence on significant customers; risks associated with forward-looking statements included in this presentation are made only as of their respective dates, and we global manufacturing, including risks associated with public health crises; issues and costs arising from the undertake no obligation to update these statements to reflect subsequent events or circumstances. integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; our overall debt levels and our ability to repay principal and interest on our outstanding debt; prolonged declines in one or more markets we serve, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange ©2020 Regal Beloit Corporation 2

2Q 2020 NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income in the United States of America (“GAAP”). We also periodically disclose certain financial before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from measures in our quarterly earnings releases, on investor conference calls, and in investor ongoing business, adjusted income from operations of ongoing business, ongoing business presentations and similar events that may be considered “non-GAAP” financial measures. This adjusted operating margin and adjusted diluted earnings per share for ongoing business are additional information is not meant to be considered in isolation or as a substitute for our primarily used to help us evaluate our business and forecast our future results. Accordingly, we results of operations prepared and presented in accordance with GAAP. believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables in the appendix to the most directly comparable GAAP financial In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP measures: adjusted diluted earnings per share (both historical and projected), adjusted income sales from existing operations excluding any sales from acquired businesses recorded prior to from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, the first anniversary of the acquisition (“net sales from business acquired") and excluding any adjusted operating leverage, adjusted net income attributable to Regal Beloit Corporation, free sales from business divested/to be exited (“net sales from business divested/to be exited“) cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit recorded prior to the first anniversary of the exit and excluding the impact of foreign currency Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted translation. The impact of foreign currency translation is determined by translating the effective tax rate, net sales from ongoing business, adjusted income from operations of respective period’s organic sales using the currency exchange rates that were in effect during ongoing business, ongoing business adjusted operating margin, and adjusted diluted earnings the prior year periods. We use the term “organic sales growth” to refer to the increase in our per share for ongoing business. We believe that these non-GAAP financial measures are useful sales between periods that is attributable to organic sales. For further clarification, we may use measures for providing investors with additional information regarding our results of the term “acquisition growth” to refer to the increase in our sales between periods that is operations and for helping investors understand and compare our operating results across attributable to acquisition sales. accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a ©2020 Regal Beloit Corporation 3

2Q 2020 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2020 Results & 3Q Framework ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO ©2020 Regal Beloit Corporation 4

2Q 2020 CEO COMMENTARY AND OVERVIEW • Sales Down 24.7% on an Organic Basis ($ in millions, except per share data) 2Q 2019 2Q 2020 • Significant Headwinds From COVID-19 • 80/20 Pruning Initiatives Reduced Sales by ~190bps Adjusted Net Sales* $855.5 $634.1 • Margins Supported by Reorganization and Cost-Out Initiatives Adjusted Income from $93.8 $59.5 • Deleverage of 15.5% Operations* • Operating Margin Down 160bps On Severe Top Line Pressure Adjusted Operating Margin* 11.0% 9.4% • Strong Free Cash Flow of $77M • FCF Conversion at 255% Adjusted Diluted EPS* $1.49 $0.95 • COVID-19 a Material Headwind, But Bright Spots Emerging • April/May/June/July Orders Down 31%/27%/14%/7% Free Cash Flow* $76.3 $77.4 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ©2020 Regal Beloit Corporation 5

2Q 2020 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2020 Results & 3Q Framework ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO ©2020 Regal Beloit Corporation 6

2Q 2020 COMMERCIAL SYSTEMS

Sales

- **Organic Sales* Down 23.6%**
- **Market Performance**
  - – N.A. General Industrial Markets
  - – N.A. Commercial HVAC
  - – Europe Air Moving
  - – 80/20 Account Pruning (~1.5%)
  - + Pool
  - + China Share Gain

Adjusted Operating Margin*

- **6.0% of Adj. Net Sales**
- **Down 350 bps from Prior Year**
  - – Volume
  - – Government Decree Burden
  - – Freight
  - + Cost Reductions
  - + Price/cost


Adjusted Net Sales*
($ Millions)
$233.7
$175.9
2Q19
2Q20
Adjusted Income from Operations*
($ Millions)
$22.2
$10.5
2Q19
2Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Deleverage At 20% Despite Significant Topline Headwinds

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2Q 2020 INDUSTRIAL SYSTEMS

Sales

- **Organic Sales* Down 19.8%**
- **Market Performance**
  - – General Industrial
  - – Non-Res Construction
  - – Oil & Gas
  - – 80/20 Account Pruning (~1.8%)
  - + Data Centers

Adjusted Operating Margin*

- **4.3% of Adj. Net Sales**
- **Up 420 bps from Prior Year**
  - + Cost Reductions
  - + Price/Material Costs
  - + Mix
  - – Volume
  - – Government Decree Burdens



Adjusted Net Sales*
($ Millions)
$155.5
$120.6
2Q19
2Q20



Adjusted Income from Operations*
($ Millions)
$0.2
$5.2
2Q19
2Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Restructuring Firmly Underway, Significant Upside Remains

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2Q 2020 CLIMATE SOLUTIONS

Sales

- **Organic Sales* Down 31.4%**
- **Market Performance**
  - – N.A. HVAC De-Stock (C-19)
  - – Hospitality
  - – FER Pre-Build Compare
  - – 80/20 Account Pruning (~3.0%)
  - + Sequential Monthly HVAC Order Trends

Adjusted Operating Margin*

- **12.4% of Adj. Net Sales**
- **Down 520 bps from Prior Year**
  - – Volume
  - – Government Decree Burdens
  - – Mix (FER comp)
  - + Price/Cost Neutral
  - + SG&A Reductions



Adjusted Net Sales*
($ Millions)
$262.3
$178.2
2Q19
2Q20
Adjusted Income from Operations*
($ Millions)
$46.1
$22.1
2Q19
2Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

HVAC Orders Rebounding and Building Momentum

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2Q 2020 POWER TRANSMISSION SOLUTIONS

Sales

- **Organic Sales* Down 21.1%**
- **Market Performance**
  - – N.A. General Industrial
  - – Upstream Oil & Gas
  - – Alternative Energy lumpiness
  - – 80/20 Account Pruning (~1.0%)
  - + Midstream (pre-existing projects)
  - + China

Adjusted Operating Margin*

- **13.6% of Adj. Net Sales**
- **Up 120 bps from Prior Year**
  - + Cost Reductions
  - + Mix
  - + Price/Cost
  - – Volume
  - – Government Decree Burden


Adjusted Net Sales*
($ Millions)
$204.0
$159.4
2Q19
2Q20
Adjusted Income from Operations*
($ Millions)
$25.3
$21.7
2Q19
2Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Margins Up Despite Down Sales, Short Cycle Industrial Appears Stable. Deleverage at 8%

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2Q 2020 KEY FINANCIAL METRICS & COST SAVINGS SUMMARY Capital Expenditures Balance Sheet as June 27, 2020 • $9.5 Million in 2Q 2020 • Total Debt of $1,125.7 Million • $50.0 Million Expected in FY 2020 • Net Debt of $693.5 Million • Down $66.9 Million from 1Q 2020 Effective Tax Rate (ETR) • Net Debt/Adj. EBITDA* of 1.6 • 22.4% Adj. ETR* in 2Q 2020 • Fully repaid revolver in the quarter • 21.0% Adj. ETR* Expected in FY 2020 Free Cash Flow* Restructuring & Related Costs • $77.4 Million in 2Q 2020, Up $1.1 Million from 2Q 2019 • $10.9 Million in 2Q 2020 • No Shares Purchased in 2Q 2020 • $25.0 Million Expected in FY 2020 • Considering Re-Instatement of Share Purchases Cost Savings Summary Annualized 1Q20 2Q20 3Q20 4Q20 FY20 (Dollars in Millions) Savings Permanent Cost Savings1 $45.0 $4.0 $8.5 $10.0 $13.5 $36.0 Temporary Cost Savings2 $6.0 $6.0 Total Cost Savings $4.0 $14.5 $10.0 $13.5 $42.0 1. Annualized permanent savings includes: 2019 $6M, 2020 $36M, 2021 $3M 2. Associated with furloughs and salary reductions * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ©2020 Regal Beloit Corporation 11

2Q 2020 THIRD QUARTER FRAMEWORK

FY 2020 Guidance Remains Suspended

Third Quarter Framework

- Net Sales Decline 8 - 12% Y/Y
  - PTS at High End of Range, Commercial at Low End
- Deleverage at 12 - 18%

Other FY 2020 Modeling Assumptions

- Net Interest Expense of ~$40 Million
- Capital Expenditures of ~$50 Million
- Depreciation & Amortization Expense of ~$130 Million
- Effective Tax Rate of ~21%
- Restructuring & Related Expense of ~$25 Million
- Expect FCF > 125% of Adj. Net Income

Expect To Keep Deleverage Rates Below Historic Levels

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2Q 2020 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2020 Results & 3Q Framework ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO ©2020 Regal Beloit Corporation 13

2Q Appendix

2Q 2020 APPENDIX ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Six Months Ended Jun 27, Jun 29, Jun 27, Jun 29, 2020 2019 2020 2019 GAAP Diluted Earnings Per Share $ 0.69 $ 1.55 $ 1.81 $ 3.54 Restructuring and Related Costs 0.21 0.07 0.31 0.11 Loss (Gain) on Businesses Divested and Assets to be Exited 0.05 (0.10) 0.08 (0.69) Net Loss (Income) from Businesses Divested/to be Exited — (0.03) 0.01 (0.10) Executive Transition Costs — — 0.05 0.03 Adjusted Diluted Earnings Per Share $ 0.95 $ 1.49 $ 2.26 $ 2.89 ©2020 Regal Beloit Corporation 15

2Q 2020 APPENDIX

Three Months Ended

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jun 27, 2020	Jun 29, 2019	Jun 27, 2020	Jun 29, 2019	Jun 27, 2020	Jun 29, 2019	Jun 27, 2020	Jun 29, 2019	Jun 27, 2020	Jun 29, 2019
GAAP Income (Loss) from Operations	$ 6.2	$ 20.8	$ 3.2	$ (1.3)	$ 20.0	$ 51.7	$ 16.5	$ 24.8	$ 45.9	$ 96.0
Restructuring and Related Costs	2.3	1.1	2.0	1.5	1.3	0.6	5.3	0.4	10.9	3.6
Loss (Gain) on Businesses Divested and Assets to be Exited	2.0	1.8	-	-	0.8	(6.1)	-	0.1	2.8	(4.2)
Gain on Sale of Assets	-	-	-	-	-	-	(0.1)	-	(0.1)	-
Operating Loss (Income) from Businesses Divested/to be Exited	-	(1.6)	-	-	-	(0.1)	-	-	-	(1.7)
Executive Transition Costs	-	0.1	-	-	-	-	-	-	-	0.1
Adjusted Income from Operations	$ 10.5	$ 22.2	$ 5.2	$ 0.2	$ 22.1	$ 46.1	$ 21.7	$ 25.3	$ 59.5	$ 93.8
GAAP Operating Margin %	3.5 %	8.4 %	2.7 %	(0.8)%	11.2 %	19.3 %	10.4 %	12.2 %	7.2 %	11.0 %
Adjusted Operating Margin %	6.0 %	9.5 %	4.3 %	0.1 %	12.4 %	17.6 %	13.6 %	12.4 %	9.4 %	11.0 %

Six Months Ended

ADJUSTED INCOME (LOSS) FROM OPERATIONS (Dollars in Millions)	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jun 27, 2020	Jun 29, 2019	Jun 27, 2020	Jun 29, 2019	Jun 27, 2020	Jun 29, 2019	Jun 27, 2020	Jun 29, 2019	Jun 27, 2020	Jun 29, 2019
GAAP Income (Loss) from Operations	$ 18.7	$ 78.6	$ 2.7	$ (5.6)	$ 49.5	$ 90.6	$ 45.0	$ 53.0	$ 115.9	$216.6
Restructuring and Related Costs	4.1	2.3	2.9	2.4	2.4	0.7	7.1	0.5	16.5	5.9
Purchase Accounting and Transaction Costs	-	0.1	-	-	-	-	-	-	-	0.1
(Gain) Loss on Businesses Divested and Assets to be Exited	2.7	(32.8)	0.2	1.0	1.3	(4.8)	-	1.2	4.2	(35.4)
Gain on Sale of Assets	-	-	-	-	-	-	(0.1)	-	(0.1)	-
Operating (Income) Loss from Businesses Divested/to be Exited	-	(3.3)	-	-	0.4	(2.0)	-	(0.3)	0.4	(5.6)
Executive Transition Costs	0.5	0.5	0.4	0.3	0.5	0.5	0.4	0.4	1.8	1.7
Adjusted Income (Loss) from Operations	$ 26.0	$ 45.4	$ 6.2	$ (1.9)	$ 54.1	$ 85.0	$ 52.4	$ 54.8	$ 138.7	$183.3
GAAP Operating Margin %	5.0 %	16.1 %	1.1 %	(1.9)%	12.7 %	17.1 %	12.7 %	12.8 %	8.5 %	12.5 %
Adjusted Operating Margin %	6.9 %	9.8 %	2.5 %	(0.6)%	13.9 %	16.7 %	14.8 %	13.4 %	10.1 %	10.9 %

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2Q 2020 APPENDIX Three Months Ended Commercial Power Transmission ADJUSTED NET SALES Syste ms Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Jun 27, Jun 29, Jun 27, Jun 29, Jun 27, Jun 29, Jun 27, Jun 29, Jun 27, Jun 29, 2020 2019 2020 2019 2020 2019 2020 2019 2020 2019 Net Sales $ 175.9 $ 246.3 $ 120.6 $ 155.5 $ 178.2 $ 267.9 $ 159.4 $ 204.0 $ 634.1 $ 873.7 Nets Sales from Businesses Divested/to be Exited - (12.6) - - - (5.6) - - - (18.2) Adjusted Net Sales $ 175.9 $ 233.7 $ 120.6 $ 155.5 $ 178.2 $ 262.3 $ 159.4 $ 204.0 $ 634.1 $ 855.5 Six Months Ended Commercial Power Transmission ADJUSTED NET SALES Syste ms Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Jun 27, Jun 29, Jun 27, Jun 29, Jun 27, Jun 29, Jun 27, Jun 29, Jun 27, Jun 29, 2020 2019 2020 2019 2020 2019 2020 2019 2020 2019 Net Sales $ 375.3 $ 488.5 $ 250.2 $ 293.6 $ 388.3 $ 531.2 $ 354.5 $ 414.2 $ 1,368.3 $ 1,727.5 Nets Sales from Businesses Divested/to be Exited - (25.0) - - - (21.1) - (5.6) - (51.7) Adjusted Net Sales $ 375.3 $ 463.5 $ 250.2 $ 293.6 $ 388.3 $ 510.1 $ 354.5 $ 408.6 $ 1,368.3 $ 1,675.8 ©2020 Regal Beloit Corporation 17

2Q 2020 APPENDIX ADJUSTED EFFECTIVE TAX RATE Three Months Ended Six Months Ended (Dollars in Millions) Jun 27, Jun 29, Jun 27, Jun 29, 2020 2019 2020 2019 Income before Taxes $ 37.8 $ 83.8 $ 98.4 $ 191.8 Provision for Income Taxes 8.5 16.4 22.4 37.6 Effective Tax Rate 22.5% 19.6% 22.8% 19.6% Income before Taxes $ 37.8 $ 83.8 $ 98.4 $ 191.8 Loss (Gain) on Businesses Divested and Assets to be Exited 2.8 (4.2) 4.2 (35.4) Adjusted Income before Taxes $ 40.6 $ 79.6 $ 102.6 $ 156.4 Provision for Income Taxes $ 8.5 $ 16.4 $ 22.4 $ 37.6 Tax Effect from Loss (Gain) on Businesses Divested and Assets to be Exited 0.6 (0.2) 0.9 (5.5) Non-deductible Portion of Executive Transition Costs - - (0.5) - Adjusted Provision for Income Taxes $ 9.1 $ 16.2 $ 22.8 $ 32.1 Adjusted Effective Tax Rate 22.4% 20.4% 22.2% 20.5% ©2020 Regal Beloit Corporation 18

2Q 2020 APPENDIX Three Months Six Months FREE CASH FLOW Ended Ended (Dollars in Millions) Jun 27, Jun 29, Jun 27, Jun 29, 2020 2019 2020 2019 Net Cash Provided by Operating Activities $ 86.9 $ 112.3 $ 189.6 $ 130.6 Additions to Property Plant and Equipment (9.5) (36.0) (20.4) (56.2) Free Cash Flow $ 77.4 $ 76.3 $ 169.2 $ 74.4 GAAP Net Income Attributable to Regal Beloit Corporation $ 28.1 $ 66.6 $ 73.9 $ 152.5 Loss (Gain) on Businesses Divested and Impairments 2.8 (4.2) 4.2 (35.4) Tax Effect from Loss (Gain) on Businesses Divested and Impairments (0.6) 0.2 (0.9) 5.5 Adjusted Net Income Attributable to Regal Beloit Corporation $ 30.3 $ 62.6 $ 77.2 $ 122.6 Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 255.4% 121.9% 219.2% 60.7% ©2020 Regal Beloit Corporation 19

2Q 2020

APPENDIX

ORGANIC SALES GROWTH
(Dollars in Millions)

Three Months Ended	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Three Months Ended Jun 27, 2020	$ 175.9	$ 120.6	$ 178.2	$ 159.4	$ 634.1
Impact from Foreign Currency Exchange Rates	2.7	4.1	1.8	1.5	10.1
Organic Sales Three Months Ended Jun 27, 2020	$ 178.6	$ 124.7	$ 180.0	$ 160.9	$ 644.2
Net Sales Three Months Ended Jun 29, 2019	$ 246.3	$ 155.5	$ 267.9	$ 204.0	$ 873.7
Net Sales from Business Divested/to be Exited	(12.6)	-	(5.6)	-	(18.2)
Adjusted Net Sales Three Months Ended Jun 29, 2019	$ 233.7	$ 155.5	$ 262.3	$ 204.0	$ 855.5
Organic Sales Growth %	(23.6)%	(19.8)%	(31.4)%	(21.1)%	(24.7)%
Net Sales Growth %	(28.6)%	(22.4)%	(33.5)%	(21.9)%	(27.4)%

ORGANIC SALES GROWTH
(Dollars in Millions)

Six Months Ended	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Six Months Ended Jun 27, 2020	$ 375.3	$ 250.2	$ 388.3	$ 354.5	$ 1,368.3
Impact from Foreign Currency Exchange Rates	4.4	6.4	2.8	2.5	16.1
Organic Sales Six Months Ended Jun 27, 2020	$ 379.7	$ 256.6	$ 391.1	$ 357.0	$ 1,384.4
Net Sales Six Months Ended Jun 29, 2019	$ 488.5	$ 293.6	$ 531.2	$ 414.2	$ 1,727.5
Net Sales from Business Divested/to be Exited	(25.0)	-	(21.1)	(5.6)	(51.7)
Adjusted Net Sales Six Months Ended Jun 29, 2019	$ 463.5	$ 293.6	$ 510.1	$ 408.6	$ 1,675.8
Organic Sales Growth %	(18.1)%	(12.6)%	(23.3)%	(12.6)%	(17.4)%
Net Sales Growth %	(23.2)%	(14.8)%	(26.9)%	(14.4)%	(20.8)%

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2Q 2020 APPENDIX TOTAL GROSS DEBT/EBITDA TOTAL GROSS DEBT/ADJUSTED EBITDA (Dollars in Millions) (Dollars in Millions) LTM Jun 27, LTM Jun 27, 2020 2020 Net Income $ 164.4 Net Income $ 164.4 Plus: Taxes 46.0 Plus: Taxes 46.0 Plus: Interest Expense 48.2 Plus: Interest Expense 48.2 Less: Interest Income (5.6) Plus: Depreciation and Amortization 133.9 Less: Interest Income (5.6) Plus: Restructuring and Related Costs 41.9 Plus: Depreciation and Amortization 133.9 Plus: Impairment and Exit Related Costs 4.3 Plus: Executive Transition Costs EBITDA $ 386.9 2.3 Plus: Operating Loss from Businesses Divested/to be Exited 1.9 Less: Gain on Sale of Assets (3.9) Current Maturities of Debt $ 0.6 Less: Gain on Divestiture of Business 0.6 Long-Term Debt 1,125.1 Adjusted EBITDA $ 434.0 Total Gross Debt $ 1,125.7 Current Maturities of Debt $ 0.6 Long-Term Debt 1,125.1 Total Gross Debt/EBITDA 2.9 Total Gross Debt $ 1,125.7 Total Gross Debt/Adjusted EBITDA 2.6 ©2020 Regal Beloit Corporation 21

2Q 2020 APPENDIX TOTAL NET DEBT/EBITDA TOTAL NET DEBT/ADJUSTED EBITDA (Dollars in Millions) (Dollars in Millions) LTM Jun 27, LTM Jun 27, 2020 2020 Net Income $ 164.4 Net Income $ 164.4 Plus: Taxes 46.0 Plus: Taxes 46.0 Plus: Interest Expense 48.2 Plus: Interest Expense 48.2 Less: Interest Income (5.6) Less: Interest Income (5.6) Plus: Depreciation and Amortization 133.9 Plus: Depreciation and Amortization 133.9 Plus: Restructuring and Related Costs 41.9 Plus: Impairment and Exit Related Costs 4.3 Adjusted EBITDA $ 386.9 Plus: Executive Transition Costs 2.3 Plus: Operating Loss from Businesses Divested/to be Exited 1.9 Current Maturities of Debt $ 0.6 Less: Gain on Sale of Assets (3.9) Long-Term Debt 1,125.1 Less: Gain on Divestiture of Business 0.6 Less: Cash (432.2) Adjusted EBITDA $ 434.0 Total Net Debt $ 693.5 Current Maturities of Debt $ 0.6 Total Net Debt/Adjusted EBITDA 1.8 Long-Term Debt 1,125.1 Less: Cash (432.2) Total Net Debt $ 693.5 Total Net Debt/Adjusted EBITDA 1.6 ©2020 Regal Beloit Corporation 22

2Q 2020 APPENDIX OPERATING LEVERAGE-TOTAL REGAL Three Months Ended Six Months Ended (Dollars in Millions) Jun 27, Jun 29, Jun 27, Jun 29, 2020 2019 Change 2020 2019 Change GAAP Income from Operations $ 45.9 $ 96.0 $ (50.1) $ 115.9 $ 216.6 $ (100.7) Adjusted Income from Operations $ 59.5 $ 93.8 $ (34.3) $ 138.7 $ 183.3 $ (44.6) Net Sales $ 634.1 $ 873.7 $ (239.6) $ 1,368.3 $ 1,727.5 $ (359.2) Adjusted Net Sales $ 634.1 $ 855.5 $ (221.4) $ 1,368.3 $ 1,675.8 $ (307.5) GAAP Operating Leverage 20.9% 28.0 % Adjusted Operating Leverage 15.5% 14.5% ©2020 Regal Beloit Corporation 23

2Q 2020 APPENDIX OPERATING LEVERAGE-COMMERCIAL SYSTEMS Three Months Ended Six Months Ended (Dollars in Millions) Jun 27, Jun 29, Jun 27, Jun 29, 2020 2019 Change 2020 2019 Change GAAP Income from Operations $ 6.2 $ 20.8 $ (14.6) $ 18.7 $ 78.6 $ (59.9) Adjusted Income from Operations $ 10.5 $ 22.2 $ (11.7) $ 26.0 $ 45.4 $ (19.4) Net Sales $ 175.9 $ 246.3 $ (70.4) $ 375.3 $ 488.5 $ (113.2) Adjusted Net Sales $ 175.9 $ 233.7 $ (57.8) $ 375.3 $ 463.5 $ (88.2) GAAP Operating Leverage 20.7% 52.9 % Adjusted Operating Leverage 20.2% 22.0 % OPERATING LEVERAGE-POWER TRANSMISSION SOLUTIONS Three Months Ended Six Months Ended (Dollars in Millions) Jun 27, Jun 29, Jun 27, Jun 29, 2020 2019 Change 2020 2019 Change GAAP Income from Operations $ 16.5 $ 24.8 $ (8.3) $ 45.0 $ 53.0 $ (8.0) Adjusted Income from Operations $ 21.7 $ 25.3 $ (3.6) $ 52.4 $ 54.8 $ (2.4) Net Sales $ 159.4 $ 204.0 $ (44.6) $ 354.5 $ 414.2 $ (59.7) Adjusted Net Sales $ 159.4 $ 204.0 $ (44.6) $ 354.5 $ 408.6 $ (54.1) GAAP Operating Leverage 18.6% 13.4 % Adjusted Operating Leverage 8.1% 4.4% ©2020 Regal Beloit Corporation 24

2Q 2020 APPENDIX

The following tables outline by quarter and full year the 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 First Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended March 30, 2019	$ 242.2	$ 138.1	$ 263.3	$ 210.2	$ 853.8
Net Sales from Businesses Divested/to be Exited	(12.4)	-	(15.5)	(5.6)	(33.5)
Adjusted Net Sales from Ongoing Business	$ 229.8	$ 138.1	$ 247.8	$ 204.6	$ 820.3
GAAP Income (Loss) from Operations Three Months Ended March 30, 2019	$ 57.8	$ (4.3)	$ 38.9	$ 28.2	$ 120.6
Restructuring and Related Costs	1.2	0.9	0.1	0.1	2.3
Purchase Accounting and Transaction Costs	0.1	-	-	-	0.1
(Gain) Loss on Businesses Divested and Assets to be Exited	(34.6)	1.0	1.3	1.1	(31.2)
Operating Income from Businesses Divested/to be Exited	(1.7)	-	(1.9)	(0.3)	(3.9)
Executive Transition Costs	0.4	0.3	0.5	0.4	1.6
Adjusted Income (Loss) from Operations of Ongoing Business	$ 23.2	$ (2.1)	$ 38.9	$ 29.5	$ 89.5
Ongoing Business Adjusted Operating Margin %	10.1 %	(1.5)%	15.7 %	14.4 %	10.9 %
Fiscal 2019 Second Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended June 29, 2019	$ 246.3	$ 155.5	$ 267.9	$ 204.0	$ 873.7
Net Sales from Businesses Divested/to be Exited	(12.6)	-	(5.6)	-	(18.2)
Adjusted Net Sales from Ongoing Business	$ 233.7	$ 155.5	$ 262.3	$ 204.0	$ 855.5
GAAP Income (Loss) from Operations Three Months Ended June 29, 2019	$ 20.8	$ (1.3)	$ 51.7	$ 24.8	$ 96.0
Restructuring and Related Costs	1.1	1.5	0.6	0.4	3.6
(Gain) Loss on Businesses Divested and Assets to be Exited	1.8	-	(6.1)	0.1	(4.2)
Operating Income from Businesses Divested/to be Exited	(1.6)	-	(0.1)	-	(1.7)
Executive Transition Costs	0.1	-	-	-	0.1
Adjusted Income from Operations of Ongoing Business	$ 22.2	$ 0.2	$ 46.1	$ 25.3	$ 93.8
Ongoing Business Adjusted Operating Margin %	9.5 %	0.1 %	17.6 %	12.4 %	11.0 %

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
25

2Q 2020 APPENDIX

The following tables outline by quarter and full year the 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Third Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended September 28, 2019	$ 214.8	$ 143.8	$ 230.9	$ 182.8	$ 772.3
Net Sales from Businesses Divested/to be Exited	-	-	(0.9)	-	(0.9)
Adjusted Net Sales from Ongoing Business	$ 214.8	$ 143.8	$ 230.0	$ 182.8	$ 771.4
GAAP Income (Loss) from Operations Three Months Ended September 28, 2019	$ 16.6	$ (2.3)	$ 37.6	$ 20.9	$ 72.8
Restructuring and Related Costs	2.5	3.1	0.8	0.9	7.3
Loss on Businesses Divested and Assets to be Exited	0.1	-	0.1	-	0.2
Operating Income from Businesses Divested/to be Exited	-	-	0.9	-	0.9
Executive Transition Costs	-	0.1	-	-	0.1
Adjusted Income from Operations of Ongoing Business	$ 19.2	$ 0.9	$ 39.4	$ 21.8	$ 81.3
Ongoing Business Adjusted Operating Margin %	8.9 %	0.6 %	17.1 %	11.9 %	10.5 %
Fiscal 2019 Fourth Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended December 28, 2019	$ 175.9	$ 120.6	$ 178.2	$ 159.4	$ 634.1
Net Sales from Businesses Divested/to be Exited	-	-	-	-	-
Adjusted Net Sales from Ongoing Business	$ 175.9	$ 120.6	$ 178.2	$ 159.4	$ 634.1
GAAP Income (Loss) from Operations Three Months Ended December 28, 2019	$ 7.9	$ (1.4)	$ 35.7	$ 19.5	$ 61.7
Restructuring and Related Costs	7.0	2.9	2.7	5.5	18.1
Gain on Sale of Assets	-	-	(3.8)	-	(3.8)
Loss on Businesses Divested and Assets to be Exited	0.1	-	-	0.4	0.5
Operating (Income) Loss from Businesses Divested/to be Exited	-	-	0.6	-	0.6
Executive Transition Costs	0.1	0.1	0.1	0.1	0.4
Adjusted Income from Operations of Ongoing Business	$ 15.1	$ 1.6	$ 35.3	$ 25.5	$ 77.5
Ongoing Business Adjusted Operating Margin %	8.6%	1.3%	19.8%	16.0%	12.2%

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
26

2Q 2020 APPENDIX

The following tables outline by quarter and full year the 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Twelve Months Ended for Ongoing Business					
Net Sales Twelve Months Ended December 28, 2019	$ 879.2	$ 558.0	$ 940.3	$ 756.4	$ 3,133.9
Net Sales from Businesses Divested/to be Exited	(25.0)	-	(22.0)	(5.6)	(52.6)
Adjusted Net Sales from Ongoing Business	$ 854.2	$ 558.0	$ 918.3	$ 750.8	$ 3,081.3
GAAP Income (Loss) from Operations Nine Months Ended December 28, 2019	$ 103.1	$ (9.3)	$ 163.9	$ 93.4	$ 351.1
Restructuring and Related Costs	11.8	8.4	4.2	6.9	31.3
Purchase Accounting and Transaction Costs	0.1	-	-	-	0.1
Gain on Sale of Assets	-	-	(3.8)	-	(3.8)
(Gain) Loss on Businesses Divested and Assets to be Exited	(32.6)	1.0	(4.7)	1.6	(34.7)
Operating Income from Businesses Divested/to be Exited	(3.3)	-	(0.5)	(0.3)	(4.1)
Executive Transition Costs	0.6	0.5	0.6	0.5	2.2
Adjusted Income from Operations of Ongoing Business	$ 79.7	$ 0.6	$ 159.7	$ 102.1	$ 342.1
Ongoing Business Adjusted Operating Margin %	9.3 %	0.1 %	17.4 %	13.6 %	11.1 %

2019 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Three Months Ended				Twelve Months Ended Dec 28, 2019
	Mar 30, 2019	Jun 29, 2019	Sep 28, 2019	Dec 28, 2019	
Adjusted Diluted Earnings Per Share	$ 1.43	$ 1.52	$ 1.35	$ 1.25	$ 5.55
Earnings Per Share from Businesses Divested/to be Exited	(0.03)	(0.03)	-	-	(0.06)
Adjusted Diluted Earnings Per Share for Ongoing Business	$ 1.40	$ 1.49	$ 1.35	$ 1.25	$ 5.49

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
27

2Q 2020 APPENDIX Shipping 1Q 2Q 3Q 4Q FY Days 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 2020 63 63 63 64 253 . Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 . Fiscal Years 2015, 2016, 2017, 2018 and 2019 have 52 weeks . Fiscal Year 2014 and 2020 have 53 weeks ©2020 Regal Beloit Corporation 28